Exhibit 10.2

Form of Lock-Up Agreement

May 7, 2026

Re: Subscription Agreement, dated as of May 7, 2026 (the “Subscription Agreement”), between UTime Limited (the “Company”) and the purchaser(s) signatory thereto

Ladies and Gentlemen:

Defined terms not otherwise defined in this lock-up agreement (the “Lock-Up Agreement”) shall have the meanings set forth in the Subscription Agreement. The undersigned irrevocably agrees with the purchasers signatory to the Subscription Agreement (collectively, the “Purchasers”) that, from the date hereof until 180 days from the Closing (as defined in the Subscription Agreement (such period, the “Restriction Period”)) the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any Ordinary Shares of the Company or securities convertible, exchangeable or exercisable into, Ordinary Share of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”), or make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Ordinary Share or Ordinary Share Equivalents or publicly disclose the intention to do any of the foregoing. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) in the case of clauses (i), (ii), iii), (iv), (v), (vi) and (vii) below, the Purchasers receive a signed lock-up Lock-Up Agreement (in the form of this Lock-Up Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, and (2) in the case of clauses (i), (ii), iii), (iv), (v), (vi) and (vii) below, any such transfer shall not involve a disposition for value, with respect to a transfer:

i.	as a bona fide gift or gifts, charitable contribution or for bona fide estate planning purposes;

ii.	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii.	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv.	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

v.	if the undersigned is a trust, to the beneficiary of such trust;

vi.	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

vii.	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce decree;

viii.	pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the voting stock of the Company or the surviving entity;

ix.	in a transaction exempt from Section 16(b) of the Exchange Act upon a vesting event of the Securities or upon the exercise of options or warrants to purchase Ordinary Shares, including on a “cashless” or “net exercise” basis or otherwise to cover tax withholding obligations of the undersigned in connection with such vesting or exercise, including a sale in the open market of any securities relating to such options or warrants to cover the applicable aggregate exercise price, withholding tax obligations or otherwise; provided that any filing under Section 16(a) of the Exchange Act in connection with such transfer shall indicate, to the extent permitted by such Section and the related rules and regulations, the reason for such disposition and that such transfer of Securities was solely to cover tax withholding obligations of the undersigned or pursuant to a “cashless” or “net exercise” by the undersigned in connection with such vesting or exercise, and provided, further that any Securities issued upon such exercise shall be subject to the restrictions set forth in this Lock-Up Agreement;

x.	to the Company in connection with the termination of employment or other termination of a service provider whereby the Company has the option, pursuant to an agreement in force on the date hereof, to repurchase such shares or securities; or

xi.	acquired by the undersigned in open market transactions after the date of the Subscription Agreement, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with subsequent sales of Securities acquired in such open market transactions.

x.	further, recognizing the Securities were sold to non-U.S. persons pursuant to the exemption allowed pursuant to Regulation S under the Securities Act, any sale, transfer or disposition of the Securities must be in compliance with Regulation S.

In addition, notwithstanding the foregoing, this Lock-Up Agreement shall not restrict the delivery of Ordinary Shares to the undersigned upon (i) exercise of any options or settlement of other equity awards granted under any employee benefit plan of the Company; provided that any Ordinary Shares or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Lock-Up Agreement, or (ii) the exercise of warrants; provided that such Ordinary Shares delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Lock-Up Agreement, nor shall this Lock-Up Agreement restrict the disposition of such options, equity awards, warrants or similar instruments effected in connection with such exercise or settlement.

The undersigned acknowledges that the execution, delivery and performance of this Lock-Up Agreement is a material inducement to the Purchasers and the Company to complete the transactions contemplated by the Subscription Agreement and the Purchasers shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Lock-Up Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Subscription Agreement.

This Lock-Up Agreement may not be amended or otherwise modified in any respect without the written consent of the Purchasers and the undersigned. This Lock-Up Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in the County of New York, for the purposes of any suit, action or proceeding arising out of or relating to this Lock-Up Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

This Lock-Up Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers. This Lock-Up Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other Person.

*** SIGNATURE PAGE FOLLOWS***

This Lock-Up Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

By signing below, the Purchasers agree to enforce the restrictions on transfer set forth in this Lock-Up Agreement.

[PURCHASER]

By:
Name:
Title: